United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 20, 2023, Atlantic Union Bank (the “Bank”), a wholly-owned subsidiary of Atlantic Union Bankshares Corporation (the “Company”), entered into and closed on an agreement for the purchase and sale of real property (the “Sale Agreement”) with Blue Owl AUB VA Owner LLC (the “Purchaser”), an affiliate of Blue Owl Capital Inc., which provides for the sale to Purchaser of 27 properties owned and operated by the Bank, which consist of 25 branches and a drive thru and parking lot, each adjacent to a sold branch (collectively, the “Properties”), for an aggregate cash purchase price of approximately $45.8 million. All of the Properties are located in Virginia.

Under the Sale Agreement, the Bank concurrently entered into absolute net lease agreements (the “Lease Agreements”) with Purchaser under which the Bank will lease each of the Properties. Each of the Lease Agreements will have an initial term of 17 years with specified renewal options. We will not close any branches or exit any markets as part of the sale-leaseback transaction.

The sale-leaseback transaction resulted in a pre-tax gain of approximately $27.9 million, or $22.0 million after tax, after transaction-related expenses. Aggregate first full year of rent expense under the Lease Agreements will be approximately $3.7 million pre-tax, or $2.9 million after tax, and will be partially offset by the elimination of the annual pre-tax depreciation expense on the buildings of approximately $969,000 and the estimated increase in annual pre-tax interest income of approximately $2.2 million generated by the investment of the transaction’s net cash proceeds. The Lease Agreements also include a 1.5% annual rent escalation during the initial term and a 2.0% rent escalation during the renewal terms, if exercised.

The foregoing description of the Sale Agreement, which includes the form of Lease Agreement as an exhibit thereto, does not purport to be complete and is qualified in its entirety by reference to the full text of the Sale Agreement, including the form of Lease Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Subsequent to the closing of the sale-leaseback transaction, the Company restructured a portion of its investment portfolio by selling approximately $228.3 million in available for sale securities resulting in a pre-tax net loss of approximately $27.7 million, which will offset the net gain recognized from the sale-leaseback transaction. The Company expects to initially retain the net proceeds from these securities sales in its cash accounts at the Federal Reserve and subsequently reinvest the proceeds back into the investment portfolio. The Company expects the net transaction to be immediately accretive to net income and earnings per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Agreement for Purchase and Sale of Real Property, dated September 20, 2023, by and between Atlantic Union Bank and Blue Owl AUB Owner LLC*

* Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5). The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Caution About Forward-Looking Statements

Certain statements in this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding our outlook and expectations with respect to the sale-leaseback transaction, the expected financial impact of the sale-leaseback transaction and securities portfolio sale, including that the net transaction will be immediately accretive to net income and earnings per share.  Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of the Company or our management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, expenses that reduce the pre-tax net gain recognized on the sale of the Properties, changes in management’s assumptions, and material changes in interest rates.

Although we believe that our expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of our existing knowledge of our business and operations, there can be no assurance that our actual results will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, and other documents subsequently filed by us with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: September 21, 2023	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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